1 William Blair Growth Stock Conference June 10-12, 2014

2 Forward-Looking Statements Statements made as part of this presentation which are not historical facts – including any statements about the Company’s targets, beliefs, plans, opportunities or expectations – are forward-looking statements and are based on management’s current plans, known information, estimates and projections as of the date of this presentation. Annie’s actual results may differ materially from those projected in these forward-looking statements and investors should not place undue reliance on them. Annie’s does not undertake to update any of these statements in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those contained in today’s forward-looking statements, including the risks and uncertainties described in our filings with the SEC. Such risks include risks relating to execution of our growth strategy; our brand; our reputation; product liability claims; competition; new product introductions; ingredient and packaging costs and availability; material weakness in our internal control over financial reporting; reliance on a limited number of distributors, retailers, contract manufacturers and third-party suppliers and an outside warehouse facility; efficiency projects; our acquisition of Joplin plant; economic disruptions; changes in consumer preferences; intellectual property and related disputes; regulatory compliance; transportation; our supply-chain; our and our customers’ inventory levels; seasonality and our stock price. Non-GAAP Financial Measures Annie’s reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). In today’s presentation, Annie’s is also providing certain non-GAAP financial measures. Annie’s cautions investors that the non-GAAP financial measures presented are intended to supplement its GAAP results and are not a substitute for such results. Additionally, Annie’s cautions investors that the non-GAAP financial measures used by Annie’s may differ from the non-GAAP measures used by other companies. Please see the non-GAAP reconciliations included in the Appendix. Fiscal Year All references to a “fiscal year” refer to a year beginning on April 1 of the previous year and ending on March 31 of such year (for example, “fiscal 2014” refers to the year from April 1, 2013 to March 31, 2014).

3 Ed Aaron SVP Strategic Planning & Investor Relations

4 To cultivate a healthier, happier world by spreading goodness through nourishing foods, honest words and conduct that is considerate and forever kind to the planet. Our Mission

5 FY10 FY14 Leading Natural and Organic Brand Products in 35,000+ Stores Adjusted Net Sales(1) $ Millions $96 $203 21% CAGR Adjusted EBITDA(1) $ Millions FY14 $9 $27 +$18MM (1) See Appendix for reconciliations Mac & Cheese #1 Snack Crackers #1 Graham Crackers #1 Fruit Snacks #1 FY10

Successful Growth Strategies are Driving Strong Consumption Trends

Snack/Deli CKR
Category: (-0.8%)
Annie's: +23.8%



Graham CKR
Category: +3.0%
Annie's: +32.7%



Snack Mix
Category: +2.9%
Annie's: (-10.1%)



Mac & Cheese
Category: +1.1%
Annie's: +22.0%



Dressings
Category: (-0.9%)
Annie's: +6.3%



Entrees & Mixes
Category: (-5.2%)
Annie's: +37.7%
*Relaunched New Formula July 2013





BBQ Sauce
Category: +4.0%
Annie's: +28.5%
*Category Data is Nat/Org items only



Pasta Dishes
Category: (-8.3%)
Annie's: +11.8%
*Relaunched BPA-Free April 2013



Mustard
Category: (-1.2%)
Annie's: +25.6%
*Category Data is Nat/Org items only



Granola Bars
Category: +0.6%
Annie's: +13.7%





Fruit Snacks
Category: (-0.3%)
Annie's: +32.1%



Frozen Entrees
Category: (-4.8%)
Annie's: NEW!



Frozen Pizza
Category: (-0.7%)
Annie's: +191.2%



Ketchup
Category: +0.5%
Annie's: +57.7%
*Category Data is Nat/Org items only

SOURCE: SPINSscan | TOTAL US Food + Natural + Tracked Mass x Walmart | Current 52 Weeks Ending 04/20/2014
Category includes conventional and natural/organic unless otherwise noted.

6

7 2% 74% Chg v YA: Curr ACV: 3% 60% Chg v YA: Curr ACV: 5% 51% Chg v YA: Curr ACV: 2% 49% Chg v YA: Curr ACV: 3% 21% Chg v YA: Curr ACV: 1% 21% Chg v YA: Curr ACV: 11%ACV Opp: 15%ACV Opp: 24%ACV Opp: 26%ACV Opp: 54%ACV Opp: 54%ACV Opp: SOURCE: SPINSscan | TOTAL US - FOOD CHANNEL | Current 12 Weeks Ending 04/20/2014 Significant Distribution Upside Potential We believe in the opportunity to grow ACV to >75% in all key categories, and we’re targeting Mac & Cheese at >85% Mac & Cheese Crackers Fruit Snacks Cookies Snack Mix Bars

8 Annie’s Distribution and Sales Growth US Grocery Latest 52 Weeks • Average # of Key 33 items in U.S. Grocery increased 12% in the past 52 weeks • Distribution gains and accelerated velocities drove 21% growth in dollar sales in U.S. Grocery over this same time period SOURCE: SPINSscan (Powered by IRI) l TOTAL US Food l Current 52 Weeks Ending 04/20/2014 NOTE: Key 33 composition is subject to change Dollar Sales Growth U.S. Grocery Distribution Growth U.S. Grocery

9 Annie’s is the Mac & Cheese Growth Leader Combined Channels Latest 52 Weeks • Annie’s delivered cross-channel consumption growth of 22% in Mac & Cheese over the past 52 weeks, resulting in 1.7 points of share gain • Annie’s is the #1 growth leader, accounting for over half of category dollar growth over this period SOURCE: SPINSscan (Powered by IRI) l TOTAL US Food + TOTAL US Natural + Tracked Mass x Walmart l Current 52 Weeks Ending 04/20/2014 *Horizon has been in the marketplace for 19 out of the past 52 weeks Mac & Cheese: Top Selling Brands (L52 Wks) Mac & Cheese: Top Growth Brands (L52 Wks)

Mainline Placement Delivers Share

Annie's HOMEGROWN

	Natural Foods Sections	Dual Placement (Mainline + Natural)	In Mainline Aisle Only	TTL Annie's (Key Accounts)
Number of Accounts	11	16	24	51
Average # of Items	12.2	14.8	8.7	11.4
Annie's Share in Category	7.4%	13.3%	13.9%	11.7%


+1.9x

- Mainline placement drives significant increase in Mac & Cheese share of category
- In the past 52 weeks, accounts within Mainline aisle grew 3.6 share points vs. year ago, now with a 13.9% share of Mac & Cheese

SOURCE: Total US – Food: SPINSscan Conventional (powered by IRI) | 52 Weeks Ending 4/20/14
Annie's Internal Mainline Tracker – Updated with Account Status February 2013
Main-aisle placement category share is weighted average of retail chains where Annie's has placement next to conventional category SKUs, prices Annie's product in line with category margins, carries our top SKUs and provides off shelf displays

10

11 Mainline Conversion Drives Results! $ Sales Unit Sales Annie’s $ Share Retailer Market Share • Annie’s $ sales have doubled and unit sales tripled since the conversion, doubling Annie’s share of the category. • Retailer A has increased their market share by 2.9 points. SOURCE: SPINSscan (Powered by IRI) l Key Account and Key Account CRMA l Last 104 Weeks Data Ending 04/20/2014 Timing of switch pre/post analysis was based on timing of shelf resets, which occurred in Fall 2013 Retailer A Regional chain, >1,400 Stores Before: 16 items, Natural section, 10% chain ACV After: 4 top items moved to Mainline, 45% ACV, Priced $1.79 (was $2.49)

12 Innovation Strategy Optimization Continually improve core lines to stay ahead of competition Recent Investments Support Strong Innovation Plans for Fiscal 2015 and Beyond

13 Launching Bagged Snacks to Meet the Growing Needs of On-the-Go Families Afternoon Tide-Me-Over/ Before Dinner A mid-afternoon snack that fills you up and holds you over until dinner On-the-Go The snack to take with you as you juggle life’s activities Lunchbox The snack you pack! Lunchbox, briefcase friendly and perfectly portioned Social Snacks perfect for munching during your favorite game or social event • Entry-level price point • Added convenience • Began shipping to Target stores in March • Broader FY15 rollout New!

14 FY15 “Big Ideas” Frozen Snacks (Q2) Snack & Meal Kits (Q1)

Annie's growth opportunity is large- both in HH Penetration and to sell across portfolio

Opportunity Size


U.S. Households w/ Children < 18 & Income > $50K(1)
~47MM
Willing to Pay More for Healthy Food
~40.3M(3)
Annie's Penetration(2)
~10.2MM

Annie's aggregate household penetration is 8.8% (+ .9pts vs YA), but less for individual product categories

Product Category	HH Penetration[4]
Mac 'n' Cheese	5.4%
Snack Crackers	2.0%
Graham Crackers	1.6%
Fruit Snacks	1.0%
Specialty Dressings	1.3%

Opportunity to grow by expanding penetration in current categories with existing customers

(1) US Census Bureau & Bureau of Labor Statistics: 76,509,262 HH's w/children <18yo
(2) Figure represents total Company penetration
(3) Company estimate based on IRI panel data from January 2013
(4) SPINScan Consumer Insights, TUS, All Outlet, 52 WE 3/10/14

15

16 Financials

17 $96 $117 $141 $171 $203 FY10 FY11 FY12 FY13 FY14 Financial Highlights Adjusted Net Sales(1) $ Millions CAGR: 21% $27 $45 $57 $67 $79 $44 $49 $61 $80 $98 $96 $117 $141 $171 $203 FY10 FY11 FY12 FY13 FY14 Adjusted Net Sales by Product Category(1) $ Millions Meals Snacks Other Adjusted Gross Profit(1) Adjusted EBITDA(1) $ Millions $ Millions $9 $16 $21 $25 $27 9.6% 13.9% 15.2% 14.8% 13.4% FY10 FY11 FY12 FY13 FY14 $33 $46 $56 $67 $74 34.2% 38.8% 39.3% 39.3% 36.4% FY10 FY11 FY12 FY13 FY14 Adjusted Gross Margin Adjusted EBITDA Margin (1) Numbers are on an adjusted basis. Please see Appendix for reconciliation to U.S. GAAP

18 $ Millions, Except Per Share Data Adjusted Results(1) FY2014 Adjusted Net Sales $203 Adjusted Gross Profit $74 Adjusted Gross Margin 36.4% Adjusted SG&A $49 % of adjusted net sales 24.0% Adjusted EBIT $25 % of adjusted net sales 12.5% Adjusted Net Income $15 Adjusted Diluted EPS $0.86 FY14 Financial Highlights  Strong top-line performance, with consumption and adjusted net sales growth of 21% and 19%, respectively  Adjusted gross margin declined 290 basis points, due primarily to higher supply chain costs, most notably organic wheat  Adjusted SG&A improved 180 basis points, reflecting fixed cost leverage and lower incentive compensation expense  Continued strong cash flow generation resulted in $17 million in cash and no debt at fiscal year end (1) See Appendix for reconciliations

19 FY15 Outlook +18-20% Adj. Net Sales Growth • Consumption growth • Joplin acquisition • Customer inventory reductions • Pricing action • Efficiency projects • Joplin acquisition • Commodity inflation Neutral Adj. Gross Margin • Headcount growth • Normalized bonus • Higher stock comp Higher Adj. SG&A % of Net Sales 88-95₵ Adj. Diluted Earnings Per Share Headwinds Tailwinds • Top-line leverage • Expense control

20 Anticipate Significant Margin Improvement in the Back Half • Price Realization • Productivity Initiatives • Investment Timing FY15 Gross Margin Profile First Half Second Half FY15 Est.

21 Investment Highlights BRAND Leading Brand with Strong Consumer Loyalty and Retailer Appeal FUTURE Building on Growing Core Business and Track Record of Innovation INDUSTRY Natural and Organic – Fast Growing Food Category PERFORMANCE Excellent Growth Trajectory Supported by Efficient Model

22 Appendix

23 Appendix: Non-GAAP Financial Measures Adjusted net sales and adjusted net sales by product category, adjusted gross profit and margin, adjusted selling, general and administrative expenses, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS are not financial measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP. As used in this presentation: (1) adjusted net sales and adjusted net sales by product category represent net sales adjusted for impact on net sales due to frozen pizza recall and related insurance recoveries; (2) adjusted gross profit and margin represent gross profit and margin adjusted for impact on gross margin due to frozen pizza recall and related insurance recoveries; (3) adjusted selling, general and administrative expenses represent selling, general and administrative expenses adjusted for impact on selling, general and administrative expenses due to frozen pizza recall and related insurance recoveries, costs associated with the acquisition of the Joplin Plant; secondary offering costs; (4) adjusted net income represents net income adjusted for impact on net sales, cost of sales, selling, general and administrative expenses and provision for income taxes due to frozen pizza recall and related insurance recoveries; costs associated with the acquisition of the Joplin Plant; secondary offering costs and the provision for income taxes on these; (5) adjusted EBIT represents adjusted net income plus interest expense and provision for income taxes (6) EBITDA represents net income plus interest expense, provision for income taxes, and depreciation and amortization; (7) adjusted EBITDA represents EBITDA adjusted for impact on net sales, cost of sales and selling, general and administrative expenses due to frozen pizza recall and related insurance recoveries; costs associated with the acquisition of the Joplin Plant; secondary offering registration costs; stock-based compensation; management fees; advisory agreement termination fee and change in fair value of convertible preferred stock warrant liability; and (8) adjusted diluted EPS represents adjusted net income divided by weighted average shares of common stock outstanding. We present adjusted net sales and adjusted net sales by product category, adjusted gross profit and margin, adjusted selling, general and administrative expenses, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS because we believe these measures provide additional metrics to evaluate our operations and, when considered with both our GAAP results and the related reconciliation to the most directly comparable GAAP measure, provide a more complete understanding of our business than could be obtained absent this disclosure. We use adjusted net sales and adjusted net sales by product category, adjusted gross profit and margin, adjusted selling, general and administrative expenses, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS together with financial measures prepared in accordance with GAAP to assess our operating performance, to provide meaningful comparisons of operating performance across periods, to enhance our understanding of our core operating performance and to compare our performance to that of our peers and competitors. We also believe that these non-GAAP financial measures are useful to investors in assessing the operating performance of our business without the effect of the items described above. Adjusted net sales and adjusted net sales by product category, adjusted gross profit and margin, adjusted selling, general and administrative expenses, adjusted net income, adjusted EBIT, EBITDA, adjusted EBITDA and adjusted diluted EPS are subject to inherent limitation as they reflect the exercise of judgment by management in determining how they are formulated. Further, our computation of these non-GAAP measures is likely to differ from methods used by other companies in computing similarly titled or defined terms, limiting the usefulness of these measures. These non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures and do not purport to be alternatives to either net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. We urge investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures included in this presentation, and not to rely on any single financial measure to evaluate our business.

24 Appendix: EBITDA and Adjusted EBITDA Reconciliation to Net Income FY10 (Revised) FY11 (Revised) FY12 (Revised) FY13 (Revised) FY14 Net income 6.1$ 19.5$ 10.0$ 11.3$ 15.3$ Interest expense 1.2 0.9 0.2 0.2 0.3 Provision for (benefit from) income taxes 0.4 (5.8) 6.5 8.1 10.5 Depreciation and amortization 0.4 0.4 0.9 1.0 1.5 EBITDA 8.1$ 15.0$ 17.6$ 20.6$ 27.6$ (Benefit to)/ reduction of net sales related to product recall - - - 1.1 (1.1) (Benefit to)/ incremental cost of sales related to product recall - - - 1.1 (0.6) (Benefit to)/ incremental administrative costs related to product recall - - - 0.2 0.0 Costs associated with planned acquisition Joplin Plant - - - - 0.6 Secondary offering costs - - - 1.2 0.3 Stock-based compensation 0.8 0.4 0.8 1.1 0.5 Management fees 0.4 0.4 0.6 - - Advisory agreement termination fee - - 1.3 - - Change in fair value of convertible preferred stock warrant liability (0.1) 0.5 1.2 0.0 - Adjusted EBITDA 9.2$ 16.3$ 21.5$ 25.3$ 27.3$ Reconciliation of EBITDA and Adjusted EBITDA to Net Income (in millions)

25 Appendix: Reconciliation of Net Sales and Net Sales Growth There were no adjustments to net sales for the periods presented in this presentation, except as set forth for the periods below. FY13 FY14 Net Sales 169.5$ 204.1$ (Benefit to)/ reduction of net sales related to product recall 1.1$ (1.1) Adjusted Net Sales 170.6$ 203.0$ % Net sales growth 19.8% 20.4% % Adjusted net sales growth 20.6% 19.0% (in millions) FY13 FY14 Net sales by product category: Meals 79.0$ 99.0$ Snacks 66.7 79.1 Dressings, condiments and other 23.8 26.0 Net Sales 169.5 204.1 (Benefit to)/ reduction of net sales related to product recall: Meals 1.1 (1.1) Snacks - - Dressings, condiments and other - - Total (Benefit to)/ reduction of net sales related to product recall: 1.1 (1.1) Adjusted net sales by product category: Meals 80.1 97.9 Snacks 66.7 79.1 Dressings, condiments and other 23.8 26.0 Adjusted net sales by product category 170.6$ 203.0$ (in millions)

26 Appendix: Reconciliation of Gross Profit There were no adjustments to gross profit for the periods presented in this presentation, except as set forth for the periods below. FY13 FY14 Gross profit 64.9$ 75.6$ (Benefit to)/ reduction of net sales related to product recall 1.1 (1.1) (Benefit to)/ incremental cost of sales related to product recall 1.1 (0.6) Adjusted gross profit 67.1$ 73.9$ Reconciliation of Adjusted Gross Profit to Gross Profit (in millions)

27 Appendix: Reconciliation of FY14 Financial Highlights As Reported Voluntary Product Recall Other Adjustments As Adjusted Net sales 204.1$ (1.1)$ -$ 203.0$ Cost of sales 128.5 0.6 - 129.1 Gross profit 75.6 (1.7) - 73.9 Operating expenses: Selling, general and administrative expenses 49.5 (0.0) (0.8) (1) 48.7 Income before provision for income taxes 25.8 (1.7) 0.8 25.0 Provision for income taxes 10.5 (0.7) 0.2 (2) 10.1 Net income 15.3$ (1.0)$ 0.6$ 14.9$ Interest 0.3 Income before provision for income taxes 10.1 EBIT 25.3$ Earnings per share —Diluted 0.88$ (0.06)$ 0.04$ 0.86$ Weighted average shares of common stock outstanding used in computing earnings per share —Diluted 17,412,548 17,412,548 ________________________ (1) Includes $0.5 million for costs associated with the acquisition of the Joplin Plant and $0.3 million for secondary offering costs during the fiscal year ended March 31, 2014. (2) Represents impact on provision for income taxes related to our acquisition of the Joplin Plant and secondary offering costs. Reconciliation of Adjusted Net Sales to Net Sales; Adjusted Gross Profit to Gross Profit; Adjusted Selling, General and Administrative Expenses to Selling, General and Administrative Expenses; Adjusted EBIT to Net Income; Adjusted Net Income to Net Income and Adjusted Diluted EPS to Diluted EPS FY14 (in millions, except share and per share amounts)

28 Thank You!